UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 22, 2025

IB Acquisition Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41988	85-2946784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 N Federal Highway, Suite 215

Boca Raton, FL 33432

(Address of principal executive offices) (Zip Code)

(214) 687-0020

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IBAC	The NASDAQ Stock Market LLC
Rights, each entitling the holder to receive one-twentieth of one share of common stock	IBACR	The NASDAQ Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

As approved by the Company’s stockholders at a special meeting held on September 22, 2025 (the “Special Meeting”) the Company entered into Amendment No. 1 (the “Trust Amendment”) to the Investment Management Trust Agreement, dated as of March 25, 2024, with Continental Stock Transfer & Trust Company, as trustee (the “Trustee”).

Pursuant to the Amendment, Section 1(i) of the Trust Agreement was amended and restated to authorize the Company to extend the deadline by which it must consummate its initial business combination by an additional six (6) months from September 28, 2025 to March 28, 2026.  If the Company fails to complete a business combination by the later of March 28, 2026, or such later date as may be approved by the Company’s stockholders in accordance with its amended and restated articles of incorporation, the Trust Account will be liquidated in accordance with the procedures set forth in the Amendment. The Trust Amendment further provides that no amounts will be deducted from the Trust Account to pay dissolution expenses.

Additionally, Exhibit B to the Trust Agreement, relating to the Termination Letter, was amended and restated to reflect the updated date by which the Company must consummate a business combination.

All other provisions of the Trust Agreement remain unaffected by the Amendment.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to the Investment Management Trust Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the Company’s stockholders at the Special Meeting, the Company adopted a First Amendment to its Amended and Restated Articles of Incorporation (the “Extension Amendment”). The Extension Amendment, among other things, (i) extends the date by which the Company must consummate its initial business combination to March 28, 2026 or such later date as may be approved by the Company’s stockholders in accordance with its amended and restated articles of incorporation; (ii) provides that, prior to the earliest of the completion of a business combination, the redemption of 100% of the Offering Shares if the Company is unable to complete its initial Business Combination by March 28, 2026, and the redemption of shares in connection with a vote seeking to amend any provisions of the Company’s Amended and Restated Articles relating to stockholders’ rights or any pre-initial Business Combination activity, funds in the Company’s trust account will not be released, other than interest to pay franchise and income taxes; (iii) sets forth the redemption and liquidation procedures if the Company does not consummate a business combination by the March 28, 2026; and (iv) provides public stockholders with the right to redeem their shares in connection with any amendment that modifies the substance or timing of the Company’s obligation to redeem 100% of the public shares if it has not consummated a business combination by March 28, 2026, or with respect to other material pre-business combination provisions, subject to the applicable redemption limitation.

The foregoing description of the Extension Amendment is a summary only and is qualified in its entirety by reference to the full text of the First Amendment to the Amended and Restated Articles of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 22, 2025, the Company held the Special Meeting. At the Special Meeting, a total of 14,325,971 shares of common stock were present by remote communication or represented by proxy at the meeting, representing approximately 90.96% of the Company’s outstanding common stock as of the September 3, 2025 record date. The following are the voting results for the proposals considered and voted upon at the Special Meeting, which was described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 10, 2025.

1.	Extension Proposal: A proposal to amend the Company’s amended and restated articles of incorporation to extend the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering, from September 28, 2025, until March 28, 2026 (the “Extension”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
10,659,545	3,666,426	0	0

Based on the foregoing votes, the proposal was approved.

2.	Trust Amendment Proposal: A proposal to amend the Investment Management Trust Agreement, dated March 25, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the proxy statement, to authorize the Extension and its implementation by the Company.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
10,659,545	3,666,426	0	0

Based on the foregoing votes, the proposal was approved.

3.	Adjournment Proposal: A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the forgoing proposals.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
10,398,603	3,927,368	0	0

Based on the foregoing votes, the proposal was approved.

Stockholders holding 10,009,120 shares of the Company’s shares of common stock exercised their right to redeem their shares for cash at an approximate price of $10.60 per share of the funds in the Trust Account. As a result, approximately $106.1 million will be removed from the Trust Account to pay such holders, leaving approximately $15.8 million remaining in the Trust Account. This amount is subject to change to account for the payment of tax withdrawals.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
3.1	First Amendment to the Amended and Restated Articles of Incorporation
10.1	Amendment No. 1 to the Investment Management Trust Agreement
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IB Acquisition Corp.

Date: September 24, 2025	By:	/s/ Al Lopez
Al Lopez
Chief Executive Officer